UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 9, 2004

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan	48120

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

SECTION 2 — FINANCIAL INFORMATION

Item 2.06. Material Impairments.

     On September 9, 2004, the registrant issued a press release regarding its conclusion that a material charge for the impairment of certain of its deferred income tax assets will be required in the third quarter of 2004 under generally applicable accounting principles. The conclusion to record the charge was reached on September 9, 2004 by a decision of the registrant’s Board of Directors, following the approval and recommendation of the Audit Committee. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

SECTION 8 — OTHER EVENTS

Item 8.01. Other Events.

     On September 9, 2004, the registrant issued a press release regarding, among other things, the withdrawal of is prior guidance for third quarter and full-year 2004 revenues, earnings and cash flows and its intention to explore and pursue strategic and structural changes to its business. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated September 9, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION
Date: September 9, 2004	By:	/s/Stacy L. Fox
Stacy L. Fox
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 99.1	Press Release dated September 9, 2004